Exhibit 4.7

NINETEENTH SUPPLEMENTAL INDENTURE

dated as of October 31, 2019

among

K. HOVNANIAN ENTERPRISES, INC.,

HOVNANIAN ENTERPRISES, INC.,

The Other Guarantors Party Hereto

and

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Trustee

____________________________

8.000% Senior Notes due 2019

THIS NINETEENTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), entered into as of October 31, 2019, among K. Hovnanian Enterprises, Inc., a California corporation (the “Issuer”), Hovnanian Enterprises, Inc., a Delaware corporation (the “Company”), the other Guarantors (as defined below) and Wilmington Trust, National Association, a national banking association, as Trustee (the “Trustee”).

RECITALS

WHEREAS, the Issuer, the Company, the other guarantors party thereto (together with the Company, the “Existing Guarantors”) and the Trustee entered into an Indenture, dated as of November 5, 2014 (as amended, supplemented or otherwise modified to the date hereof, the “Indenture”), relating to the Issuer’s 8.000% Senior Notes due 2019 (the “Notes”);

WHEREAS, Section 9.01(g) of the Indenture provides that the Issuer, the Company, the other Guarantors and the Trustee may amend or supplement the Indenture, the Notes and the Guarantees without notice to or the consent of any Holder in order to provide for Guarantees of the Notes;

WHEREAS, Section 9.02 of the Indenture provides that the Issuer, the Company, the other Guarantors and the Trustee may amend or supplement the Indenture, the Notes and the Guarantees with the consent of the Holders of a majority in principal amount of the outstanding Notes (the “Consent”);

WHEREAS, the aggregate principal amount of Notes outstanding as of the date hereof is $26.0 million, all of which are owned by K. Hovnanian at Sunrise Trail III, LLC, a wholly-owned subsidiary of the Company (“Sunrise Trail”);

WHEREAS, the Issuer has received and delivered to the Trustee written evidence of the Consent from Sunrise Trail to effect the amendments to the Indenture set forth in Section 3 hereof (collectively, the “Amendments”);

WHEREAS, the Issuer, the Company and the other Guarantors have been authorized by resolutions of their respective Board of Directors or the Board of Directors of their ultimate sole or managing member, as the case may be, to enter into this Supplemental Indenture; and

WHEREAS, all other acts and proceedings required by law, by the Indenture and by the organizational documents of the Issuer, the Company and the other Guarantors to make this Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been duly done and performed.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.      Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

ARTICLE II

NEW GUARANTORS

Section 2.     Guarantees.  Each guarantor listed on Schedule I hereto (collectively, the “New Guarantors” and, together with the Existing Guarantors, the “Guarantors”), by its execution of this Supplemental Indenture, agrees to be a Guarantor with respect to the Notes under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including, but not limited to, Article 6 thereof.

ARTICLE III

AMENDMENTS TO THE INDENTURE AND THE NOTES

Section 3.1.      Amendments to the Exhibits.  Exhibit J of the Indenture is hereby amended and restated in its entirety and replaced with Exhibit A attached hereto.

Section 3.2        Amendments to Section 1.01 of the Indenture.

(a)     The following definitions are hereby added in their alphabetical order to Section 1.01 of the Indenture:

“1.125 Lien Notes” means the Issuer’s 7.75% Senior Secured 1.125 Lien Notes due 2026 issued pursuant to the 1.125 Lien Notes Indenture.

“1.125 Lien Notes Indenture” means the Indenture, dated as of October 31, 2019, as amended or supplemented from time to time, among the Issuer, the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent.

“1.25 Lien Notes” means the Issuer’s 10.5% Senior Secured 1.25 Lien Notes due 2026 issued pursuant to the 1.25 Lien Notes Indenture.

“1.25 Lien Notes Indenture” means the Indenture, dated as of October 31, 2019, as amended or supplemented from time to time, among the Issuer, the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent.

“1.5 Lien Notes” means the Issuer’s 11.25% Senior Secured 1.5 Lien Notes due 2026 issued pursuant to the 1.5 Lien Notes Indenture.

“1.5 Lien Notes Indenture” means the Indenture, dated as of October 31, 2019, as amended or supplemented from time to time, among the Issuer, the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent.

“JV Holding Company” means a Subsidiary of JV Holdings, the only material asset of which constitutes Capital Stock of one or more joint ventures owned on the Nineteenth Supplemental Date or Permitted Joint Ventures in existence on the Nineteenth Supplemental Date or acquired or formed after the Nineteenth Supplemental Date; provided that neither JV Holdings nor K. Hovnanian JV Services Company, L.L.C. shall be deemed a JV Holding Company.

“JV Holdings” means K. Hovnanian JV Holdings, L.L.C.

“Most Recent Fiscal Quarter” means the most recently completed fiscal quarter for which financial statements have been provided pursuant to Section 4.15 hereof.

“New Secured Notes” means, collectively, the 1.125 Lien Notes, the 1.25 Lien Notes and the 1.5 Lien Notes.

“Nineteenth Supplemental Date” means October 31, 2019.

“Permitted Joint Venture” means any joint venture between the Issuer, the Company or any of its Subsidiaries, on the one hand, and any other person that is not an affiliate of the Company, on the other; provided that (i) such joint venture is solely engaged in the business of the development, construction and sale of homes and has no assets, liabilities or operations other than those reasonably related to such business, and (ii) such Person owns no Capital Stock or other equity interests in, or Indebtedness of, the Company or any of its Restricted Subsidiaries and makes no Investments in the Company or any of its Restricted Subsidiaries.

“Refinancing Non-Recourse Indebtedness” has the meaning ascribed to it in Section 4.06(b) hereof.

“Senior Credit Facility” means the $125,000,000 Credit Agreement, dated as of October 31, 2019, among the Issuer, the Company, the other guarantors party thereto, and the lenders party thereto, as amended, restated, supplemented, replaced, refinanced or otherwise modified from time to time hereafter, including any such amendment, restatement, supplement, replacement, refinancing or other modification that increases the amount permitted to be borrowed thereunder or alters the maturity thereof (to the extent such increase in borrowings is permitted under Section 4.06 hereof) or adds the Company, the Issuer or Subsidiaries as additional borrowers or guarantors thereunder and whether by the same or any other agent, lender or group of lenders.

“Subsidiary Guarantor” means any Subsidiary that is a Guarantor.

(b)	Clause (c) of the definition of “Asset Disposition” in Section 1.01 of the Indenture is hereby amended and restated in its entirety as follows:

“(c) a transaction involving the sale of Capital Stock of, or the disposition of assets in, an Unrestricted Subsidiary (other than a JV Holding Company or Permitted Joint Venture, except a sale or disposition to a Restricted Subsidiary);”

(c)	Clause (k) of the definition of “Permitted Indebtedness” is hereby amended by deleting “$175.0 million” and replacing it with “$325.0 million;”

(d)	Clause (r) of the definition of “Permitted Investments” in Section 1.01 of the Indenture is hereby amended and restated in its entirety as follows:

“(r) intercompany current liabilities owed by or to Unrestricted Subsidiaries or joint ventures incurred in the ordinary course of business in connection with the cash management operations of the Company and its Subsidiaries; and”

(e)	The definition of “Permitted Liens” in Section 1.01 of the Indenture is hereby amended as follows:

(i)      clause (i) is hereby amended and restated in its entirety to read:

“(i)(a) Liens securing Indebtedness of the Company, the Issuer or any Restricted Subsidiary permitted to be incurred under this Indenture; provided, that the aggregate amount of all consolidated Indebtedness of the Company, the Issuer and the Restricted Subsidiaries (including, with respect to Capitalized Lease Obligations, the Attributable Debt in respect thereof) secured by Liens under this clause (i)(a) (together with the principal amounts outstanding under the Existing Secured Notes and any refinancing, replacement or renewal thereof that constitutes Secured Indebtedness which is not permitted by and incurred under another clause of this definition of “Permitted Liens” (other than clauses (s) and (w))) shall not exceed the greater of (i) $865.0 million and (ii) 37.6% of Consolidated Tangible Assets at any one time outstanding (after giving effect to the incurrence of such Indebtedness and the use of the proceeds thereof) measured at the time of incurrence, provided that any Indebtedness incurred to refund, refinance or extend (including Refinancing Indebtedness) Indebtedness secured by Liens pursuant to this clause (i)(a) shall be permitted to be secured by Liens pursuant to this clause (i)(a) notwithstanding that at the time of incurrence thereof, such Indebtedness may exceed the amount of Indebtedness that would then be permitted to be secured under this clause (i)(a) due to a diminution in the amount of Consolidated Tangible Assets; and (b) Liens securing Indebtedness of the Company, the Issuer or any Restricted Subsidiary permitted to be incurred under this Indenture; provided, that the aggregate amount of all consolidated Indebtedness of the Company, the Issuer and the Restricted Subsidiaries (including, with respect to Capitalized Lease Obligations, the Attributable Debt in respect thereof) secured by Liens under this clause (i)(b) shall not exceed $431.2 million at any one time outstanding (after giving effect to the incurrence of such Indebtedness and the use of the proceeds thereof) measured at the time of incurrence;”

(ii)      clause (j) is hereby amended and restated in its entirety to read:

“(j) Liens securing Non-Recourse Indebtedness and Refinancing Non-Recourse Indebtedness of the Company, the Issuer or any Restricted Subsidiary; provided, that such Liens apply only to (i) the property financed, constructed or improved out of the net proceeds of the Non-Recourse Indebtedness within 365 days after the incurrence of the Non-Recourse Indebtedness, and, including for the avoidance of doubt, assets directly related thereto or derived therefrom or other property of the Company, the Issuer or any Restricted Subsidiary financed pursuant to the Credit Facility of such person under which the Non-Recourse Indebtedness or Refinancing Non-Recourse Indebtedness was incurred, or (ii) licenses, permits, authorizations, consent forms or contracts related to the acquisition, development, use or improvement of such property;”

(iii)     to add a new paragraph at the end of the definition as follows:

“For purposes of determining compliance with Section 4.08 and this definition of “Permitted Liens”, (x) Liens securing the 1.125 Lien Notes and the 1.5 Lien Notes shall be deemed to be, and shall expressly be permitted to be, incurred under clause (i)(a) (taking into account the proviso in the definition of “Refinancing Indebtedness” such that the entire aggregate principal amount of the 1.125 Lien Notes and the 1.5 Lien Notes shall be permitted to be secured under such clause (i)(a)) of this definition, (y) Liens securing the 1.25 Lien Notes shall be deemed to be, and shall expressly be permitted to be, incurred under clause (i)(b) of this definition and (z) Liens securing the Senior Credit Facility shall be deemed to be, and shall expressly be permitted to be, incurred under clause (qq) of this definition.

(f)	The definition of “Unrestricted Subsidiary” is hereby amended as follows:

(i) the last sentence of the first paragraph is hereby deleted and replaced with: “As of the Nineteenth Supplemental Date, the Unrestricted Subsidiaries are the Subsidiaries of the Company named in Exhibit J hereto.”

(ii) to add a new last sentence at the end of the third paragraph thereof: “Notwithstanding the foregoing, the Guarantors listed on Schedule III to the Nineteenth Supplemental Indenture shall be deemed to have been redesignated on the Nineteenth Supplemental Date as Restricted Subsidiaries in compliance with this definition and are expressly permitted to be Restricted Subsidiaries without any further action on the part of the Issuer, the Company or any other Guarantor.”

Section 3.3      Amendments to Article 4.

(a)     Clause (iii) of Section 4.06(b) of the Indenture is hereby amended and restated in its entirety as follows:

“(iii) (A) Non-Recourse Indebtedness and (B) any Indebtedness which serves to refund, refinance or extend any such Non-Recourse Indebtedness (“Refinancing Non-Recourse Indebtedness”), provided that such Refinancing Non-Recourse Indebtedness is, except for clause (b) of the definition thereof, Non-Recourse Indebtedness,”

(b)         Section 4.06(f) of the Indenture is hereby amended by adding the following at the end thereof:

“For purposes of determining compliance with, and the outstanding principal amount of any particular Indebtedness incurred pursuant to and in compliance with, this Section 4.06, the principal amount of Indebtedness outstanding under any clause of Section 4.06(b) shall be determined after giving effect to the application of proceeds of any such Indebtedness to refinance any such other Indebtedness.”

(c)          Section 4.06 is hereby amended by adding a new clause (i) as follows:

“(j) For purposes of determining compliance with this covenant, all Indebtedness outstanding on October 31, 2019 under the New Secured Notes and the Senior Credit Facility shall be deemed to be, and shall expressly be permitted to be, incurred under clause 4.06(b)(ii).”

(d)        Section 4.07(b) of the Indenture is hereby amended by (i) deleting the word “and” at the end of clause (xi), (ii) adding the word “and” at the end of clause (xii), and (iii) inserting a new clause (xiii) as follows:

“(xiii)     Investments in any Permitted Joint Venture (which Investment may be made via an Investment in the JV Holding Company, if any, owning such Permitted Joint Venture) in an aggregate amount not to exceed at any one time outstanding (measured at the time made) (1) $182.3 million (which amount represents the aggregate amount of such Investments existing on the Nineteenth Supplemental Date) plus (2) the sum of (a) $100.0 million and (b) 100% of the amount of cash and Cash Equivalents received by any of the Issuer, the Company, any Subsidiary Guarantor or any JV Holding Company from any such Permitted Joint Venture following the Nineteenth Supplemental Date and ending on the last day of the fiscal quarter of the Company immediately preceding the date of such Investment for which financial statements have been provided pursuant to Section 4.15 hereof; provided that after giving effect to such Investment, the ratio of total Indebtedness to (x) “total inventories” less (y) “inventory not owned” (as of the last day of the Most Recent Fiscal Quarter) for all such Permitted Joint Ventures would not be greater than 55% (as of the last day of the Most Recent Fiscal Quarter);”

(e)         The following paragraph is hereby added as the last paragraph of Section 4.07(b):

“For purposes of the proviso in Section 4.07(b)(xiii), the amount of “Indebtedness” outstanding at any one time shall be calculated as the sum of (x) the aggregate principal amount of all Indebtedness of Permitted Joint Ventures outstanding as of the last day of the Most Recent Fiscal Quarter plus (y) with respect to any Indebtedness of Permitted Joint Ventures incurred after the provision of the financial statements used for purposes of clause (x) above but prior to the date on which financial statements for a more recent fiscal quarter have been provided (in each case, pursuant to Section 4.15 hereof), the total principal amount or committed principal amount thereof (whether or not borrowed at the time of calculation of the amount of such Indebtedness).”

(f)          The references to clause “(xii)” in Section 4.07(e) of the Indenture are hereby deleted and replaced with “(xiii)”.

(g)         Clause (iv) of Section 4.09 of the Indenture is hereby amended to add the following immediately before the “;” at the end thereof:

“; provided further, that any restrictions or encumbrances existing under or by reason of the New Secured Notes and the Senior Credit Facility (and the related agreements) shall be expressly permitted”

Section 3.4       Amendments to Article 12.

(a)          The Issuer and the Company’s notice or communication address set forth in Section 12.03 of the Indenture is hereby amended and restated in its entirety as follows:

“if to the Issuer or the Company:

K. Hovnanian Enterprises, Inc.

c/o Hovnanian Enterprises, Inc.
90 Matawan Road, Fifth Floor

Matawan, New Jersey 07747
Facsimile: (732) 383-2945
Attention: Corporate Counsel”

Article IV

EFFECTIVENESS

Section 4.       This Supplemental Indenture will become effective immediately, and the Amendments set forth in Article III hereof will become operative immediately, upon its execution and delivery by the parties hereto.

ARTICLE V

MISCELLANEOUS

Section 5.1.      Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.  This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties hereto hereby irrevocably submits to the jurisdiction of any New York State court sitting in the Borough of Manhattan in the City of New York or any federal court sitting in the Borough of Manhattan in the City of New York in respect of any suit, action or proceeding arising out of or relating to this Supplemental Indenture, the Notes and the Guarantees, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts.

EACH OF THE ISSUER, THE COMPANY, THE GUARANTORS AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

Section 5.2.        Duplicate Originals.  This Supplemental Indenture may be signed in various counterparts which together shall constitute one and the same instrument.

Section 5.3.      Ratification of Indenture; Supplemental Indenture a Part Thereof.  This Supplemental Indenture is an amendment supplemental to the Indenture and the Indenture and this Supplemental Indenture shall henceforth be read together. Except as expressly provided herein, all of the terms, provisions and conditions of the Indenture and the Notes shall remain in full force and effect.

Section 5.4.       The Trustee.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the Recitals contained herein, all of which are made solely by the Issuer, the Company and each of the other Guarantors.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

K. HOVNANIAN ENTERPRISES, INC., as Issuer

By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Executive Vice President and Chief Financial Officer

HOVNANIAN ENTERPRISES, INC.,

By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Executive Vice President and Chief Financial Officer

K. HOV IP, II, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Chief Executive Officer and Treasurer

On behalf of each of the entities listed on Schedule I hereto

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President

[Signature Page to Nineteenth Supplemental Indenture]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Nedine P. Sutton
Name: Nedine P. Sutton
Title: Vice President

[Signature Page to Nineteenth Supplemental Indenture]

Schedule I

List of New Guarantors

Amber Ridge, LLC

GTIS-HOV Dulles Parkway Parent LLC

GTIS-HOV Festival Lakes LLC

GTIS-HOV Greenfield Crossing Parent LLC

GTIS-HOV Holdings LLC

GTIS-HOV Positano LLC

GTIS-HOV Rancho 79 LLC

GTIS-HOV Residences at Dulles Parkway LLC

GTIS-HOV Residences at Greenfield Crossing LLC

GTIS-HOV Villages at Pepper Mill LLC

GTIS-HOV Warminster LLC

Homebuyers Financial USA, LLC

HovSite Catalina LLC

HovSite Churchill Club LLC

HovSite Cider Grove LLC

HovSite Firenze LLC

HovSite Greenwood Manor LLC

HovSite Hunt Club LLC

HovSite Irish Prairie LLC

HovSite Liberty Lakes LLC

HovSite Monteverde 1 & 2 LLC

HovSite Monteverde 3 & 4 LLC

HovSite Providence LLC

HovSite Southampton LLC

K. Hovananian Southern California Division, LLC

K. Hovnanian Amber Glen, LLC

K. Hovnanian Arizona New GC, LLC

K. Hovnanian Aspire at Morris Woods, LLC

K. Hovnanian at 23 North, LLC

K. Hovnanian at Amberley Woods, LLC

K. Hovnanian at Autumn Ridge, LLC

K. Hovnanian at Baltic & Aegean Asbury Park, LLC

K. Hovnanian at Bradwell Estates, LLC

K. Hovnanian at Brittany Manor Borrower, LLC

K. Hovnanian at Brittany Manor, LLC

K. Hovnanian at Cadence Park, LLC

K. Hovnanian at Canter V, LLC

K. Hovnanian at Cedar Lane Estates, LLC

K. Hovnanian at Deer Ridge, LLC

K. Hovnanian at Dominion Crossing, LLC

K. Hovnanian at Eagle Heights, LLC

K. Hovnanian at Embrey Mill, LLC

K. Hovnanian at Grande Park, LLC

K. Hovnanian at Hammock Breeze, LLC

K. Hovnanian at Hidden Lake, LLC

K. Hovnanian at Hunter's Pond, LLC

K. Hovnanian at Lakes at New Riverside, LLC

K. Hovnanian at Madison Square, LLC

K. Hovnanian at Manalapan IV, LLC

K. Hovnanian at Maple Hill LLC

K. Hovnanian at Maryland Ridge, LLC

K. Hovnanian at Melody Farm, LLC

K. Hovnanian at Meridian Hills, LLC

K. Hovnanian at Morris Twp II, LLC

K. Hovnanian at Mystic Dunes, LLC

K. Hovnanian at North Grove Crossing, LLC

K. Hovnanian at North Pointe Estates LLC

K. Hovnanian at Orchard Meadows, LLC

K. Hovnanian at Pelham's Reach, LLC

K. HOVNANIAN AT PHILADELPHIA I, L.L.C.

K. Hovnanian at Pinckney Farm, LLC

K. Hovnanian at Port Imperial Urban Renewal II, L.L.C.

K. Hovnanian at Port Imperial Urban Renewal III, L.L.C.

K. Hovnanian at Randall Highlands, LLC

K. Hovnanian at Raymond Farm, LLC

K. Hovnanian at River Hills, LLC

K. Hovnanian at Silverwood Glen, LLC

K. Hovnanian at Solare, LLC

K. HOVNANIAN AT TAMARACK SOUTH LLC

K. Hovnanian at Tanglewood Oaks, LLC

K. Hovnanian at The Boulevards at Westfields, LLC

K. Hovnanian at The Highlands at Summerlake Grove, LLC

K. Hovnanian at The Meadows, LLC

K. Hovnanian at Tower Hill, LLC

K. Hovnanian at Valletta, LLC

K. Hovnanian at Village of Round Hill, LLC

K. Hovnanian at Vista Lago, LLC

K. Hovnanian at Wade's Grant, L.L.C.

K. Hovnanian at Waterford, LLC

K. Hovnanian at Wellsprings, LLC

K. Hovnanian at Willowsford Greens III, LLC

K. Hovnanian CA Land Holdings, LLC

K. Hovnanian California New GC, LLC

K. Hovnanian Companies of Arizona, LLC

K. Hovnanian Companies of Florida, LLC

K. Hovnanian Cypress Creek, LLC

K. Hovnanian Delaware New GC, LLC

K. Hovnanian DFW Ascend at Hightower, LLC

K. Hovnanian DFW Bayside, LLC

K. Hovnanian DFW Berkshire II, LLC

K. Hovnanian DFW Berkshire, LLC

K. Hovnanian DFW Calloway Trails, LLC

K. Hovnanian DFW Canyon Falls, LLC

K. Hovnanian DFW Carillon, LLC

K. Hovnanian DFW Commodore at Preston, LLC

K. Hovnanian DFW Division, LLC

K. Hovnanian DFW Heron Pond, LLC

K. Hovnanian DFW High Pointe, LLC

K. Hovnanian DFW Maxwell Creek, LLC

K. Hovnanian DFW Milrany Ranch, LLC

K. Hovnanian DFW Mustang Lakes II, LLC

K. Hovnanian DFW Mustang Lakes, LLC

K. Hovnanian DFW Oakmont Park, LLC

K. Hovnanian DFW Parkview, LLC

K. Hovnanian DFW Richwoods, LLC

K. Hovnanian DFW Watson Creek, LLC

K. Hovnanian Florida New GC, LLC

K. Hovnanian Forest Lakes, LLC

K. Hovnanian Georgia New GC, LLC

K. Hovnanian Homes - DFW II, L.L.C.

K. Hovnanian Homes at Knollac Acres, LLC

K. Hovnanian Homes at Parkside, LLC

K. Hovnanian Homes at Willowsford Grange, LLC

K. Hovnanian Homes at Willowsford New, LLC

K. Hovnanian Homes of Delaware I, LLC

K. Hovnanian Homes of Florida I, LLC

K. Hovnanian Homes of Maryland I, LLC

K. Hovnanian Homes of Maryland II, LLC

K. Hovnanian Homes of Virginia I, LLC

K. Hovnanian Houston Division, LLC

K. Hovnanian Houston Eldridge Park, LLC

K. Hovnanian Houston Greatwood Lake, LLC

K. Hovnanian Houston Lakes of Bella Terra West, LLC

K. Hovnanian Houston Laurel Glen, LLC

K. Hovnanian Houston Midtown Park I, LLC

K. Hovnanian Houston Park Lakes East, LLC

K. Hovnanian Houston Parkway Trails, LLC

K. Hovnanian Illinois New GC, LLC

K. Hovnanian Illinois Old GC, LLC

K. Hovnanian Ivy Trail, LLC

K. Hovnanian JV Holdings, L.L.C.

K. Hovnanian JV Services Company, L.L.C.

K. Hovnanian Lake Parker, LLC

K. Hovnanian Maryland Division, LLC

K. Hovnanian Meadow Lakes, LLC

K. Hovnanian Montclaire Estates, LLC

K. Hovnanian New Jersey New GC, LLC

K. Hovnanian Northern California Division, LLC

K. Hovnanian Ocoee Landings, LLC

K. Hovnanian of Houston III, L.L.C.

K. Hovnanian Ohio New GC, LLC

K. Hovnanian Orlando Division, LLC

K. Hovnanian Parkview at Sterling Meadows, LLC

K. Hovnanian Pennsylvania New GC, LLC

K. Hovnanian Redfern Trails, LLC

K. Hovnanian Rivington, LLC

K. Hovnanian San Sebastian, LLC

K. Hovnanian Sereno, LLC

K. Hovnanian South Carolina New GC, LLC

K. Hovnanian Southeast Florida Division, LLC

K. Hovnanian TerraLargo, LLC

K. Hovnanian Texas Operations New, LLC

K. Hovnanian Texas Operations Old, LLC

K. Hovnanian Virginia New GC, LLC

K. Hovnanian West Virginia New GC, LLC

K. Hovnanian's Four Seasons at Carolina Oaks, LLC

K. Hovnanian's Four Seasons at Malind Bluff, LLC

K. Hovnanian's Sonata at The Preserve, LLC

LINKS AT CALUSA SPRINGS, LLC

Traverse Partners, LLC

Schedule II

List of Existing Guarantors

2700 EMPIRE, LLC

ARBOR TRAILS, LLC

BUILDER SERVICES NJ, L.L.C.

BUILDER SERVICES PA, L.L.C.

EASTERN NATIONAL ABSTRACT, INC.

EASTERN NATIONAL TITLE AGENCY ARIZONA, LLC

EASTERN NATIONAL TITLE AGENCY FLORIDA, LLC

EASTERN NATIONAL TITLE AGENCY ILLINOIS, LLC

EASTERN NATIONAL TITLE AGENCY MARYLAND, LLC

EASTERN NATIONAL TITLE AGENCY VIRGINIA, INC.

EASTERN NATIONAL TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

GLENRISE GROVE, L.L.C.

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

K. HOVNANIAN ABERDEEN, LLC

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN ARIZONA OLD GC, LLC

K. HOVNANIAN ASBURY POINTE, LLC

K. HOVNANIAN ASPIRE AT BELLEVUE RANCH, LLC

K. HOVNANIAN ASPIRE AT RIVER TERRACE, LLC

K. HOVNANIAN ASPIRE AT WATERSTONE, LLC

K. HOVNANIAN AT 240 MISSOURI, LLC

K. HOVNANIAN AT ACACIA PLACE, LLC

K. HOVNANIAN AT AIRE ON MCDOWELL, LLC

K. HOVNANIAN AT ALEXANDER LAKES, LLC

K. HOVNANIAN AT ALISO, LLC

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT ANDALUSIA, LLC

K. HOVNANIAN AT ASBURY PARK URBAN RENEWAL, LLC

K. HOVNANIAN AT ASHBY PLACE, LLC

K. HOVNANIAN AT ASHLEY POINTE LLC

K. HOVNANIAN AT AVENIR, LLC

K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.

K. HOVNANIAN AT BARNEGAT II, L.L.C.

K. HOVNANIAN AT BEACON PARK AREA 129 II, LLC

K. HOVNANIAN AT BEACON PARK AREA 129, LLC

K. HOVNANIAN AT BEACON PARK AREA 137, LLC

K. HOVNANIAN AT BENSEN'S MILL ESTATES, LLC

K. HOVNANIAN AT BLACKSTONE, LLC

K. HOVNANIAN AT BOCA DUNES, LLC

K. HOVNANIAN AT BRANCHBURG II, LLC

K. HOVNANIAN AT BRANCHBURG, L.L.C.

K. HOVNANIAN AT BRANCHBURG-VOLLERS, LLC

K. HOVNANIAN AT BRENFORD STATION, LLC

K. HOVNANIAN AT BRIDGEWATER I, L.L.C.

K. HOVNANIAN AT BURCH KOVE, LLC

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARLSBAD, LLC

K. HOVNANIAN AT CATANIA, LLC

K. HOVNANIAN AT CATON'S RESERVE, LLC

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CEDAR LANE, LLC

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT CHRISTINA COURT, LLC

K. HOVNANIAN AT CHURCHILL FARMS LLC

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT COOSAW POINT, LLC

K. HOVNANIAN AT CORAL LAGO, LLC

K. HOVNANIAN AT DOYLESTOWN, LLC

K. HOVNANIAN AT DUNELLEN URBAN RENEWAL, LLC

K. HOVNANIAN AT EAST BRUNSWICK III, LLC

K. HOVNANIAN AT EAST BRUNSWICK, LLC

K. HOVNANIAN AT EAST WINDSOR, LLC

K. HOVNANIAN AT EDEN TERRACE, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH, L.L.C.

K. HOVNANIAN AT EMBREY MILL VILLAGE, LLC

K. HOVNANIAN AT ESTATES AT WHEATLANDS, LLC

K. HOVNANIAN AT ESTATES OF CHANCELLORSVILLE, LLC

K. HOVNANIAN AT ESTATES OF FOX CHASE, LLC

K. HOVNANIAN AT FAIRFIELD RIDGE, LLC

K. HOVNANIAN AT FIDDYMENT RANCH, LLC

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOX PATH AT HAMPTON LAKE, LLC

K. HOVNANIAN AT FRANKLIN II, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP III, LLC

K. HOVNANIAN AT FRESNO, LLC

K. HOVNANIAN AT GALLERY, LLC

K. HOVNANIAN AT GALLOWAY RIDGE, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT GILROY 60, LLC

K. HOVNANIAN AT GILROY, LLC

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

K. HOVNANIAN AT HAMPTON COVE, LLC

K. HOVNANIAN AT HAMPTON LAKE, LLC

K. HOVNANIAN AT HANOVER ESTATES, LLC

K. HOVNANIAN AT HERSHEY'S MILL, INC.

K. HOVNANIAN AT HIDDEN BROOK, LLC

K. HOVNANIAN AT HIGHLAND PARK, LLC

K. HOVNANIAN AT HILLSBOROUGH, LLC

K. HOVNANIAN AT HILLTOP RESERVE II, LLC

K. HOVNANIAN AT HILLTOP RESERVE, LLC

K. HOVNANIAN AT HOLLY RIDGE, LLC

K. HOVNANIAN AT HOWELL FORT PLAINS, LLC

K. HOVNANIAN AT HOWELL II, LLC

K. HOVNANIAN AT HOWELL, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. HOVNANIAN AT HUNTFIELD, LLC

K. HOVNANIAN AT INDIAN WELLS, LLC

K. HOVNANIAN AT ISLAND LAKE, LLC

K. HOVNANIAN AT JACKS RUN, LLC

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JAEGER RANCH, LLC

K. HOVNANIAN AT LA LAGUNA, L.L.C.

K. HOVNANIAN AT LAKE BURDEN, LLC

K. HOVNANIAN AT LAKE FLORENCE, LLC

K. HOVNANIAN AT LAKE LECLARE, LLC

K. HOVNANIAN AT LAKE RIDGE ESTATES, LLC

K. HOVNANIAN AT LEE SQUARE, L.L.C.

K. HOVNANIAN AT LENAH WOODS, LLC

K. HOVNANIAN AT LIBERTY HILL FARM, LLC

K. HOVNANIAN AT LILY ORCHARD, LLC

K. HOVNANIAN AT LINK CROSSING, LLC

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LUKE LANDING, LLC

K. HOVNANIAN AT LUNA VISTA, LLC

K. HOVNANIAN AT MAGNOLIA PLACE, LLC

K. HOVNANIAN AT MAIN STREET SQUARE, LLC

K. HOVNANIAN AT MALAN PARK, L.L.C.

K. HOVNANIAN AT MANALAPAN CROSSING, LLC

K. HOVNANIAN AT MANALAPAN II, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANALAPAN RIDGE, LLC

K. HOVNANIAN AT MANALAPAN V, LLC

K. HOVNANIAN AT MANALAPAN VI, LLC

K. HOVNANIAN AT MANTECA, LLC

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MEADOWRIDGE VILLAS, LLC

K. HOVNANIAN AT MELANIE MEADOWS, LLC

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN III, LLC

K. HOVNANIAN AT MIDDLETOWN, LLC

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONROE NJ II, LLC

K. HOVNANIAN AT MONROE NJ III, LLC

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONTANA VISTA DOBBINS, LLC

K. HOVNANIAN AT MONTANA VISTA, LLC

K. HOVNANIAN AT MONTGOMERY, LLC

K. HOVNANIAN AT MONTVALE II, LLC

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MORRIS TWP, LLC

K. HOVNANIAN AT MUIRFIELD, LLC

K. HOVNANIAN AT NORTH BERGEN. L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.

K. HOVNANIAN AT NORTH HILL, LLC

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN AT NORTHRIDGE ESTATES, LLC

K. HOVNANIAN AT NORTON LAKE LLC

K. HOVNANIAN AT NOTTINGHAM MEADOWS, LLC

K. HOVNANIAN AT OAK POINTE, LLC

K. HOVNANIAN AT OAKLAND, LLC

K. HOVNANIAN AT OCEAN VIEW BEACH CLUB, LLC

K. HOVNANIAN AT OCEANPORT, L.L.C.

K. HOVNANIAN AT OLD BRIDGE II, LLC

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT PALM VALLEY, L.L.C.

K. HOVNANIAN AT PARK PASEO, LLC

K. HOVNANIAN AT PARKSIDE, LLC

K. HOVNANIAN AT PARSIPPANY, L.L.C.

K. HOVNANIAN AT PAVILION PARK, LLC

K. HOVNANIAN AT PIAZZA SERENA, L.L.C

K. HOVNANIAN AT PICKETT RESERVE, LLC

K. HOVNANIAN AT PLANTATION LAKES, L.L.C.

K. HOVNANIAN AT POINTE 16, LLC

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. HOVNANIAN AT POSITANO, LLC

K. HOVNANIAN AT PRAIRIE POINTE, LLC

K. HOVNANIAN AT QUAIL CREEK, L.L.C.

K. HOVNANIAN AT RANCHO CABRILLO, LLC

K. HOVNANIAN AT RAPHO, L.L.C

K. HOVNANIAN AT REDTAIL, LLC

K. HOVNANIAN AT RESERVES AT WHEATLANDS, LLC

K. HOVNANIAN AT RESIDENCE AT DISCOVERY SQUARE, LLC

K. HOVNANIAN AT RETREAT AT MILLSTONE, LLC

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT ROCK LEDGE, LLC

K. HOVNANIAN AT ROCKLAND VILLAGE GREEN, LLC

K. HOVNANIAN AT ROCKY RUN VILLAGE, LLC

K. HOVNANIAN AT RODERUCK, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. HOVNANIAN AT SAGEBROOK, LLC

K. HOVNANIAN AT SANTA NELLA, LLC

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SCOTTSDALE HEIGHTS, LLC

K. HOVNANIAN AT SEABROOK, LLC

K. HOVNANIAN AT SEASONS LANDING, LLC

K. HOVNANIAN AT SHELDON GROVE, LLC

K. HOVNANIAN AT SHREWSBURY, LLC

K. HOVNANIAN AT SIENNA HILLS, LLC

K. HOVNANIAN AT SIERRA VISTA, LLC

K. HOVNANIAN AT SIGNAL HILL, LLC

K. HOVNANIAN AT SILVER LEAF, LLC

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT SILVERSTONE G, LLC

K. HOVNANIAN AT SILVERSTONE, LLC

K. HOVNANIAN AT SKYE ISLE, LLC

K. HOVNANIAN AT SKYE ON MCDOWELL, LLC

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOMERSET, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK II, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK III, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK IV, LLC

K. HOVNANIAN AT SPRING ISLE, LLC

K. HOVNANIAN AT STANTON, LLC

K. HOVNANIAN AT STATION SQUARE, L.L.C.

K. HOVNANIAN AT SUMMERLAKE, LLC

K. HOVNANIAN AT SUNRIDGE PARK, LLC

K. HOVNANIAN AT SUNRISE TRAIL II, LLC

K. HOVNANIAN AT SUNRISE TRAIL III, LLC

K. HOVNANIAN AT TERRA BELLA TWO, LLC

K. HOVNANIAN AT THE COMMONS AT RICHMOND HILL, LLC

K. HOVNANIAN AT THE MEADOWS 9, LLC

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT THE PROMENADE AT BEAVER CREEK, LLC

K. HOVNANIAN AT THOMPSON RANCH, LLC

K. HOVNANIAN AT TOWNES AT COUNTY CENTER, LLC

K. HOVNANIAN AT TRAFFORD PLACE, LLC

K. HOVNANIAN AT TRAIL RIDGE, LLC

K. HOVNANIAN AT TRAMORE LLC

K. HOVNANIAN AT UNION PARK, LLC

K. HOVNANIAN AT UPPER PROVIDENCE, LLC

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT VALLE DEL SOL, LLC

K. HOVNANIAN AT VENTANA LAKES, LLC

K. HOVNANIAN AT VERONA ESTATES, LLC

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT VERRADO CASCINA, LLC

K. HOVNANIAN AT VERRADO MARKETSIDE, LLC

K. HOVNANIAN AT VICTORVILLE, L.L.C.

K. HOVNANIAN AT VILLAGE CENTER, LLC

K. HOVNANIAN AT VILLAGES AT COUNTRY VIEW, LLC

K. HOVNANIAN AT VILLAS AT THE COMMONS, LLC

K. HOVNANIAN AT VINEYARD HEIGHTS, LLC

K. HOVNANIAN AT VISTA DEL SOL, L.L.C.

K. HOVNANIAN AT WALDWICK, LLC

K. HOVNANIAN AT WALKERS GROVE, LLC

K. HOVNANIAN AT WALL DONATO, LLC

K. HOVNANIAN AT WALL QUAIL RIDGE, LLC

K. HOVNANIAN AT WARREN TOWNSHIP II, LLC

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WATERSTONE, LLC

K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.

K. HOVNANIAN AT WESTBROOK, LLC

K. HOVNANIAN AT WESTSHORE, LLC

K. HOVNANIAN AT WHEELER RANCH, LLC

K. HOVNANIAN AT WHEELER WOODS, LLC

K. HOVNANIAN AT WHITEMARSH, LLC

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WOODCREEK WEST, LLC

K. HOVNANIAN AT WOOLWICH I, L.L.C.

K. HOVNANIAN BELDEN POINTE, LLC

K. HOVNANIAN BELMONT RESERVE, LLC

K. HOVNANIAN BUILD ON YOUR LOT DIVISION, LLC

K. HOVNANIAN CALIFORNIA OLD GC, INC.

K. HOVNANIAN CALIFORNIA REGION, INC.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN CHICAGO DIVISION, INC.

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES, LLC

K. HOVNANIAN CONSTRUCTION II, INC

K. HOVNANIAN CORNERSTONE FARMS, LLC

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN CYPRESS KEY, LLC

K. HOVNANIAN D.C. GROUP, LLC

K. HOVNANIAN DELAWARE DIVISION, INC.

K. HOVNANIAN DELAWARE OLD GC, LLC

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN DFW AUBURN FARMS, LLC

K. HOVNANIAN DFW BELMONT, LLC

K. HOVNANIAN DFW BLUFF CREEK, LLC

K. HOVNANIAN DFW COURTS AT BONNIE BRAE, LLC

K. HOVNANIAN DFW CREEKSIDE ESTATES II, LLC

K. HOVNANIAN DFW CREEKSIDE ESTATES, LLC

K. HOVNANIAN DFW DIAMOND CREEK ESTATES, LLC

K. HOVNANIAN DFW ENCORE OF LAS COLINAS II, LLC

K. HOVNANIAN DFW ENCORE OF LAS COLINAS, LLC

K. HOVNANIAN DFW HARMON FARMS, LLC

K. HOVNANIAN DFW HERITAGE CROSSING, LLC

K. HOVNANIAN DFW HOMESTEAD, LLC

K. HOVNANIAN DFW INSPIRATION, LLC

K. HOVNANIAN DFW LEXINGTON, LLC

K. HOVNANIAN DFW LIBERTY CROSSING II, LLC

K. HOVNANIAN DFW LIBERTY CROSSING, LLC

K. HOVNANIAN DFW LIBERTY, LLC

K. HOVNANIAN DFW LIGHT FARMS II, LLC

K. HOVNANIAN DFW LIGHT FARMS, LLC

K. HOVNANIAN DFW MIDTOWN PARK, LLC

K. HOVNANIAN DFW PALISADES, LLC

K. HOVNANIAN DFW PARKSIDE, LLC

K. HOVNANIAN DFW RIDGEVIEW, LLC

K. HOVNANIAN DFW SANFORD PARK, LLC

K. HOVNANIAN DFW SEVENTEEN LAKES, LLC

K. HOVNANIAN DFW THE PARKS AT ROSEHILL, LLC

K. HOVNANIAN DFW TRAILWOOD II, LLC

K. HOVNANIAN DFW TRAILWOOD, LLC

K. HOVNANIAN DFW VILLAS AT MUSTANG PARK, LLC

K. HOVNANIAN DFW VILLAS AT THE STATION, LLC

K. HOVNANIAN DFW WELLINGTON VILLAS, LLC

K. HOVNANIAN DFW WELLINGTON, LLC

K. HOVNANIAN DFW WILDRIDGE, LLC

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

K. HOVNANIAN EDGEBROOK, LLC

K. HOVNANIAN EDISON GROUP, LLC

K. HOVNANIAN ESTATES AT REGENCY, L.L.C.

K. HOVNANIAN ESTATES AT WEKIVA, LLC

K. HOVNANIAN FALLS POINTE, LLC

K. HOVNANIAN FINANCIAL SERVICES GROUP, LLC

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA OLD GC, LLC

K. HOVNANIAN FLORIDA REALTY, L.L.C.

K. HOVNANIAN FOREST VALLEY, LLC

K. HOVNANIAN FOUR SEASONS AT CHESTNUT RIDGE, LLC

K. HOVNANIAN GEORGIA OLD GC, LLC

K. HOVNANIAN GRAND CYPRESS, LLC

K. HOVNANIAN GRANDEFIELD, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.

K. HOVNANIAN HIDDEN HOLLOW, LLC

K. HOVNANIAN HIGHLAND RIDGE, LLC

K. HOVNANIAN HOLDINGS NJ, L.L.C.

K. HOVNANIAN HOMES - DFW, L.L.C.

K. HOVNANIAN HOMES AT BROOK MANOR, LLC

K. HOVNANIAN HOMES AT BURKE JUNCTION, LLC

K. HOVNANIAN HOMES AT CREEKSIDE, LLC

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT LEIGH MILL, LLC

K. HOVNANIAN HOMES AT REEDY CREEK, LLC

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES AT SALT CREEK LANDING, LLC

K. HOVNANIAN HOMES AT SHELL HALL, LLC

K. HOVNANIAN HOMES AT SHENANDOAH SPRINGS, LLC

K. HOVNANIAN HOMES AT ST. JAMES PLACE, LLC

K. HOVNANIAN HOMES AT THE ABBY, LLC

K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC

K. HOVNANIAN HOMES AT THE PADDOCKS, LLC

K. HOVNANIAN HOMES AT THOMPSON'S GRANT, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANT II, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANT, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GREENS, LLC

K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.

K. HOVNANIAN HOMES OF D.C., L.L.C.

K. HOVNANIAN HOMES OF LONGACRE VILLAGE, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA AT ARBOR CREEK, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT AUTUMN MEADOWS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT BRYNWOOD, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT CEDAR HOLLOW, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT FOUNDER'S RIDGE, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT HARPERS STREET WOODS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT OAKS OF OXBOW, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT REGENT'S POINT, LLC

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN HOUSTON BAYOU OAKS AT WEST OREM, LLC

K. HOVNANIAN HOUSTON CAMBRIDGE HEIGHTS, LLC

K. HOVNANIAN HOUSTON CITY HEIGHTS, LLC

K. HOVNANIAN HOUSTON CREEK BEND, LLC

K. HOVNANIAN HOUSTON DRY CREEK VILLAGE, LLC

K. HOVNANIAN HOUSTON KATY POINTE, LLC

K. HOVNANIAN HOUSTON MAGNOLIA CREEK, LLC

K. HOVNANIAN HOUSTON PROPERTY I, LLC

K. HOVNANIAN HOUSTON PROPERTY II, LLC

K. HOVNANIAN HOUSTON RIVER FARMS, LLC

K. HOVNANIAN HOUSTON SUNSET RANCH, LLC

K. HOVNANIAN HOUSTON TERRA DEL SOL, LLC

K. HOVNANIAN HOUSTON THUNDER BAY SUBDIVISION, LLC

K. HOVNANIAN HOUSTON TRANQUILITY LAKE ESTATES, LLC

K. HOVNANIAN HOUSTON WOODSHORE, LLC

K. HOVNANIAN INDIAN TRAILS, LLC

K. HOVNANIAN LADUE RESERVE, LLC

K. HOVNANIAN LAKE GRIFFIN RESERVE, LLC

K. HOVNANIAN LAKES OF GREEN, LLC

K. HOVNANIAN LANDINGS 40S, LLC

K. HOVNANIAN LEGACY AT VIA BELLA, LLC

K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC

K. HOVNANIAN MAGNOLIA AT WESTSIDE, LLC

K. HOVNANIAN MANALAPAN ACQUISITION, LLC

K. HOVNANIAN MARYLAND REGION, INC.

K. HOVNANIAN MEADOW VIEW AT MOUNTAIN HOUSE, LLC

K. HOVNANIAN MONARCH GROVE, LLC

K. HOVNANIAN NEW JERSEY OLD GC, LLC

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTHEAST DIVISION, INC.

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN NORTHERN OHIO DIVISION, LLC

K. HOVNANIAN NORTHPOINTE 40S, LLC

K. HOVNANIAN NORTON PLACE, LLC

K. HOVNANIAN OF HOUSTON II, L.L.C.

K. HOVNANIAN OHIO OLD GC, LLC

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN OHIO REGION, INC.

K. HOVNANIAN OPERATIONS COMPANY, INC.

K. HOVNANIAN OSPREY RANCH, LLC

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PENNSYLVANIA BUILD ON YOUR LOT DIVISION, LLC

K. HOVNANIAN PENNSYLVANIA OLD GC, LLC

K. HOVNANIAN PHOENIX DIVISION, INC.

K. HOVNANIAN PHOENIX GROUP, LLC

K. HOVNANIAN PINEWOOD RESERVE, LLC

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC

K. HOVNANIAN PROPERTIES OF RED BANK, LLC

K. HOVNANIAN REYNOLDS RANCH, LLC

K. HOVNANIAN RIVENDALE, LLC

K. HOVNANIAN RIVERSIDE, LLC

K. HOVNANIAN SCHADY RESERVE, LLC

K. HOVNANIAN SHERWOOD AT REGENCY, LLC

K. HOVNANIAN SOUTH CAROLINA OLD GC, LLC

K. HOVNANIAN SOUTH FORK, LLC

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTHEAST COASTAL DIVISION, INC.

K. HOVNANIAN SOUTHERN CALIFORNIA DIVISION, LLC

K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.

K. HOVNANIAN STERLING RANCH, LLC

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

K. HOVNANIAN TIMBRES AT ELM CREEK, LLC

K. HOVNANIAN UNION PARK, LLC

K. HOVNANIAN VENTURE I, L.L.C.

K. HOVNANIAN VILLAGE GLEN, LLC

K. HOVNANIAN VIRGINIA DIVISION, INC.

K. HOVNANIAN VIRGINIA OLD GC, INC.

K. HOVNANIAN WATERBURY, LLC

K. HOVNANIAN WEST VIRGINIA BUILD ON YOUR LOT DIVISION, LLC

K. HOVNANIAN WEST VIRGINIA OLD GC, LLC

K. HOVNANIAN WHITE ROAD, LLC

K. HOVNANIAN WINDING BAY PRESERVE, LLC

K. HOVNANIAN WINDWARD HOMES, LLC

K. HOVNANIAN WOODLAND POINTE, LLC

K. HOVNANIAN WOODRIDGE PLACE, LLC

K. HOVNANIAN'S ASPIRE AT UNION VILLAGE, LLC

K. HOVNANIAN'S COVE AT ASBURY PARK, LLC

K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BAYMONT FARMS L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BEAUMONT, LLC

K. HOVNANIAN'S FOUR SEASONS AT BELLA VISTA, LLC

K. HOVNANIAN'S FOUR SEASONS AT BELLE TERRE, LLC

K. HOVNANIAN'S FOUR SEASONS AT BRIARGATE, LLC

K. HOVNANIAN'S FOUR SEASONS AT COLTS FARM, LLC

K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND II, LLC

K. HOVNANIAN'S FOUR SEASONS AT LOS BANOS, LLC

K. HOVNANIAN'S FOUR SEASONS AT MORENO VALLEY, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT NEW LENOX, LLC

K. HOVNANIAN'S FOUR SEASONS AT PALM SPRINGS, LLC

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK II, LLC

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT SILVER MAPLE FARM, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT THE MANOR II, LLC

K. HOVNANIAN'S FOUR SEASONS AT THE MANOR, LLC

K. HOVNANIAN'S FOUR SEASONS AT VIRGINIA CROSSING, LLC

K. HOVNANIAN'S PARKSIDE AT TOWNGATE, L.L.C.

K. HOVNANIAN'S PROSPECT PLACE AT MORRISTOWN, LLC

K. HOVNANIAN'S VERANDA AT RIVERPARK II, LLC

K. HOVNANIAN'S VERANDA AT RIVERPARK, LLC

K. HOVNANIAN'S WOODLANDS AT FREEHOLD, LLC

KHH SHELL HALL LOAN ACQUISITION, LLC

KHOV WINDING BAY II, LLC

LANDARAMA, INC.

M & M AT MONROE WOODS, L.L.C.

M&M AT CHESTERFIELD, L.L.C.

M&M AT CRESCENT COURT, L.L.C.

M&M AT WEST ORANGE, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MCNJ, INC.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MM-BEACHFRONT NORTH I, LLC

NEW HOME REALTY, LLC

PARK TITLE COMPANY, LLC

PINE AYR, LLC

RIDGEMORE UTILITY L.L.C.

ROUTE 1 AND ROUTE 522, L.L.C.

SEABROOK ACCUMULATION CORPORATION

SHELL HALL CLUB AMENITY ACQUISITION, LLC

SHELL HALL LAND ACQUISITION, LLC

STONEBROOK HOMES, INC.

TERRAPIN REALTY, L.L.C.

THE MATZEL & MUMFORD ORGANIZATION, INC

WASHINGTON HOMES, INC.

WTC VENTURES, L.L.C.

Schedule III

Redesignated Subsidiaries

Amber Ridge, LLC

GTIS-HOV Dulles Parkway Parent LLC

GTIS-HOV Festival Lakes LLC

GTIS-HOV Greenfield Crossing Parent LLC

GTIS-HOV Holdings LLC

GTIS-HOV Positano LLC

GTIS-HOV Rancho 79 LLC

GTIS-HOV Residences at Dulles Parkway LLC

GTIS-HOV Residences at Greenfield Crossing LLC

GTIS-HOV Villages at Pepper Mill LLC

GTIS-HOV Warminster LLC

Homebuyers Financial USA, LLC

HovSite Catalina LLC

HovSite Churchill Club LLC

HovSite Cider Grove LLC

HovSite Firenze LLC

HovSite Greenwood Manor LLC

HovSite Hunt Club LLC

HovSite Irish Prairie LLC

HovSite Liberty Lakes LLC

HovSite Monteverde 1 & 2 LLC

HovSite Monteverde 3 & 4 LLC

HovSite Providence LLC

HovSite Southampton LLC

K. Hovnanian Amber Glen, LLC

K. Hovnanian Arizona New GC, LLC

K. Hovnanian at Amberley Woods, LLC

K. Hovnanian at Bradwell Estates, LLC

K. Hovnanian at Cadence Park, LLC

K. Hovnanian at Canter V, LLC

K. Hovnanian at Cedar Lane Estates, LLC

K. Hovnanian at Dominion Crossing, LLC

K. Hovnanian at Eagle Heights, LLC

K. Hovnanian at Embrey Mill, LLC

K. Hovnanian at Grande Park, LLC

K. Hovnanian at Hammock Breeze, LLC

K. Hovnanian at Hunter's Pond, LLC

K. Hovnanian at Madison Square, LLC

K. Hovnanian at Manalapan IV, LLC

K. Hovnanian at Maple Hill LLC

K. Hovnanian at Melody Farm, LLC

K. Hovnanian at Meridian Hills, LLC

K. Hovnanian at Morris Twp II, LLC

K. Hovnanian at Mystic Dunes, LLC

K. Hovnanian at North Grove Crossing, LLC

K. Hovnanian at North Pointe Estates LLC

K. Hovnanian at Orchard Meadows, LLC

K. Hovnanian at Pelham's Reach, LLC

K. HOVNANIAN AT PHILADELPHIA I, L.L.C.

K. Hovnanian at Pinckney Farm, LLC

K. Hovnanian at Port Imperial Urban Renewal II, L.L.C.

K. Hovnanian at Port Imperial Urban Renewal III, L.L.C.

K. Hovnanian at Randall Highlands, LLC

K. Hovnanian at Raymond Farm, LLC

K. Hovnanian at River Hills, LLC

K. Hovnanian at Silverwood Glen, LLC

K. Hovnanian at Solare, LLC

K. HOVNANIAN AT TAMARACK SOUTH LLC

K. Hovnanian at Tanglewood Oaks, LLC

K. Hovnanian at The Boulevards at Westfields, LLC

K. Hovnanian at The Highlands at Summerlake Grove, LLC

K. Hovnanian at The Meadows, LLC

K. Hovnanian at Valletta, LLC

K. Hovnanian at Village of Round Hill, LLC

K. Hovnanian at Wade's Grant, L.L.C.

K. Hovnanian at Waterford, LLC

K. Hovnanian at Wellsprings, LLC

K. Hovnanian at Willowsford Greens III, LLC

K. Hovnanian CA Land Holdings, LLC

K. Hovnanian California New GC, LLC

K. Hovnanian Companies of Arizona, LLC

K. Hovnanian Cypress Creek, LLC

K. Hovnanian Delaware New GC, LLC

K. Hovnanian DFW Bayside, LLC

K. Hovnanian DFW Berkshire II, LLC

K. Hovnanian DFW Berkshire, LLC

K. Hovnanian DFW Calloway Trails, LLC

K. Hovnanian DFW Canyon Falls, LLC

K. Hovnanian DFW Carillon, LLC

K. Hovnanian DFW Commodore at Preston, LLC

K. Hovnanian DFW Heron Pond, LLC

K. Hovnanian DFW High Pointe, LLC

K. Hovnanian DFW Maxwell Creek, LLC

K. Hovnanian DFW Milrany Ranch, LLC

K. Hovnanian DFW Mustang Lakes II, LLC

K. Hovnanian DFW Mustang Lakes, LLC

K. Hovnanian DFW Parkview, LLC

K. Hovnanian DFW Richwoods, LLC

K. Hovnanian DFW Watson Creek, LLC

K. Hovnanian Florida New GC, LLC

K. Hovnanian Georgia New GC, LLC

K. Hovnanian Homes - DFW II, L.L.C.

K. Hovnanian Homes at Knollac Acres, LLC

K. Hovnanian Homes at Parkside, LLC

K. Hovnanian Homes at Willowsford Grange, LLC

K. Hovnanian Homes at Willowsford New, LLC

K. Hovnanian Homes of Delaware I, LLC

K. Hovnanian Homes of Florida I, LLC

K. Hovnanian Homes of Maryland I, LLC

K. Hovnanian Homes of Maryland II, LLC

K. Hovnanian Homes of Virginia I, LLC

K. Hovnanian Houston Eldridge Park, LLC

K. Hovnanian Houston Lakes of Bella Terra West, LLC

K. Hovnanian Houston Laurel Glen, LLC

K. Hovnanian Houston Midtown Park I, LLC

K. Hovnanian Houston Park Lakes East, LLC

K. Hovnanian Houston Parkway Trails, LLC

K. Hovnanian Illinois New GC, LLC

K. Hovnanian JV Holdings, L.L.C.

K. Hovnanian JV Services Company, L.L.C.

K. Hovnanian Lake Parker, LLC

K. Hovnanian Montclaire Estates, LLC

K. Hovnanian New Jersey New GC, LLC

K. Hovnanian Ocoee Landings, LLC

K. Hovnanian of Houston III, L.L.C.

K. Hovnanian Ohio New GC, LLC

K. Hovnanian Orlando Division, LLC

K. Hovnanian Parkview at Sterling Meadows, LLC

K. Hovnanian Pennsylvania New GC, LLC

K. Hovnanian Redfern Trails, LLC

K. Hovnanian San Sebastian, LLC

K. Hovnanian Sereno, LLC

K. Hovnanian South Carolina New GC, LLC

K. Hovnanian TerraLargo, LLC

K. Hovnanian Texas Operations New, LLC

K. Hovnanian Virginia New GC, LLC

K. Hovnanian West Virginia New GC, LLC

K. Hovnanian's Four Seasons at Carolina Oaks, LLC

K. Hovnanian's Four Seasons at Malind Bluff, LLC

K. Hovnanian's Sonata at The Preserve, LLC

LINKS AT CALUSA SPRINGS, LLC

Traverse Partners, LLC

Exhibit A

Unrestricted Subsidiaries

77 Hudson Street Joint Development, L.L.C.

Al Tahaluf Al Aqary LLC (Al Tahaluf Real Estate Limited Liability Company)

Cobblestone Square Development, L.L.C.

Eastern National Title Agency Texas, Inc.

GTIS-HOV Arbors at Monroe LLC

GTIS-HOV Arbors at Monroe Parent LLC

GTIS-HOV at Silverstone LLC

GTIS-HOV Four Ponds Parent LLC

GTIS-HOV Heatherfield Parent LLC

GTIS-HOV Hilltop at Cedar Grove Parent LLC

GTIS-HOV Holdings IX LLC

GTIS-Hov Holdings V LLC

GTIS-HOV Holdings VI LLC

GTIS-HOV HOLDINGS VII LLC

GTIS-HOV HOLDINGS VIII LLC

GTIS-HOV Lakes of Cane Bay Parent LLC

GTIS-HOV Leeland Station LLC

GTIS-HOV Nicholson Parent LLC

GTIS-HOV Parkside of Libertyville LLC

GTIS-HOV Parkside of Libertyville Parent LLC

GTIS-HOV Pender Oaks Parent LLC

GTIS-HOV Pinnacle Peak Patio Parent LLC

GTIS-HOV Pointe 16 LLC

GTIS-HOV Residences at Columbia Park LLC

GTIS-HOV Residences at Columbia Park Parent LLC

GTIS-HOV Sauganash Glen LLC

GTIS-HOV Sauganash Glen Parent LLC

GTIS-HOV Willowsford Windmill LLC

Hilltop at Cedar Grove Urban Renewal, LLC

HovSite Holdings II LLC

HovSite Holdings III LLC

HovSite II Casa Del Mar Leasehold LLC

HovSite II Casa Del Mar LLC

HovSite III at Parkland LLC

K. HOVNANIAN 77 HUDSON STREET INVESTMENTS, L.L.C.

K. Hovnanian American Mortgage, L.L.C.

K. Hovnanian Aspire at Bellevue Ranch M2, LLC

K. Hovnanian at 77 Hudson Street Urban Renewal Company, L.L.C.

K. Hovnanian at Bennett Ranch, LLC

K. Hovnanian at Delray Beach, L.L.C.

K. Hovnanian at Heatherfield, LLC

K. Hovnanian at Ladd Ranch, LLC

K. Hovnanian at Middletown IV, LLC

K. Hovnanian at Nicholson, LLC

K. Hovnanian at Pinnacle Peak Patio, LLC

K. Hovnanian at Port Imperial Investment, LLC

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.

K. Hovnanian at Potomac Trace, LLC

K. Hovnanian at Southpointe, LLC

K. Hovnanian at Trenton II, L.L.C.

K. Hovnanian at Trenton Urban Renewal, L.L.C.

K. Hovnanian at Villago, LLC

K. Hovnanian GT Investment, L.L.C.

K. Hovnanian GT IX Investment, LLC

K. Hovnanian GT V Investment, LLC

K. Hovnanian GT VI Investment, LLC

K. Hovnanian GT VII Investment, LLC

K. Hovnanian GT VIII Investment, LLC

K. Hovnanian Homes at Pender Oaks, LLC

K. Hovnanian HovSite II Investment, LLC

K. Hovnanian HovSite III Investment, LLC

K. Hovnanian M.E. Investments, LLC

K. Hovnanian Nassau Grove Holdings, L.L.C.

K. Hovnanian Sola Vista, LLC

K. Hovnanian Terra Lago Investment, LLC

K. Hovnanian's Four Seasons at Kent Island, L.L.C.

K. Hovnanian's Four Seasons at Lakes of Cane Bay LLC

MILLENNIUM TITLE AGENCY, LTD.

MM-BEACHFRONT NORTH II, L.L.C.

Nassau Grove Enterprises, L.L.C.

Port Imperial Partners, LLC

Terra Lago Indio LLC

Vistas at Silverstone LLC

WHI-REPUBLIC, LLC